                                                               EXHIBIT 23.1




                     CONSENT OF INDEPENDENT ACCOUNTANTS
                     ----------------------------------


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-52359) of Toyota Motor Credit Corporation of our report dated October 31, 1996 appearing on page 19 of this Form 10-K.


/S/ PRICE WATERHOUSE LLP



Los Angeles, California
December 20, 1996